SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: March 5, 2002


                           CompleTel Europe N.V.
             (Exact Name of Registrant as Specified in Charter)


   The Netherlands              000-30075                   98-0202823
    (State or other            (Commission                (IRS Employer
    jurisdiction of            File Number)               Identification No.)
    incorporation)


                                Kruisweg 609
                     2132 NA Hoofddorp, The Netherlands
                  (Address of Principal Executive Office)


                              (31) 20 666 1701
            (Registrant's telephone number, including area code)



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a)      Financial Statements of Business Acquired.

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

99.1 Press release announcing the Registrant's financial results for the quarter and year ended December 31, 2001.


ITEM 9.  REGULATION FD DISCLOSURE.

On March 5, 2002, CompleTel Europe N.V. issued a press release announcing its financial results for the quarter and year ended December 31, 2001. The press release is attached hereto as Exhibit 99.1.



                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                           COMPLETEL EUROPE N.V.


DATE: March 5, 2002                        By: /s/ John Hugo
                                               -------------------------------
                                               John Hugo
                                               Corporate Controller
                                               (Principal Accounting Officer)